                                                                   Exhibit 99.3
                                                                   ------------


               PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS

     The following unaudited Pro Forma Condensed Combining Balance Sheet at March 31, 1996 and Pro Forma Condensed Combining Statements of Operations for the three months ended March 31, 1996 and the years ended December 31, 1995, 1994 and 1993 (the "Pro Forma Condensed Combining Financial Statements") illustrate the effect of the Merger as if the Merger had occurred as of the beginning of the earliest period presented. Pursuant to the terms of the Merger and based upon the capitalization of SDI and RSA as of June 28, 1996, it is currently anticipated that each holder of RSA Stock will be entitled to receive shares of SDI Common Stock based on a Conversion Ratio of 0.83056 shares of SDI Common Stock for each share of RSA Stock. The Pro Forma Condensed Combining Balance Sheet combines SDI's March 31, 1996 consolidated balance sheet with RSA's March 31, 1996 consolidated balance sheet appearing elsewhere herein. The Pro Forma Condensed Combining Statements of Operations combine SDI's historical results for each of the three months ended March 31, 1996 and each of the three years ended December 31, 1995, 1994 and 1993 with the corresponding RSA results for the three months ended March 31, 1996 and the three years ended December 31, 1995, 1994 and 1993, respectively. The Pro Forma Condensed Combining Statements of Operations do not give effect to any transaction charges associated with the consummation of the Merger. All such costs are estimated to approximate $6.1 million ($5.4 million, net of related tax effects). The Pro Forma Condensed Combining Financial Statements have been prepared on the basis that the Merger will be accounted for as a pooling of interests.

     The Pro Forma Condensed Combining Financial Statements should be read in conjunction with the consolidated financial statements of SDI and RSA appearing elsewhere in this Joint Proxy Statement and Prospectus. The Pro Forma Condensed Combining Financial Statements are presented for comparative purposes only and are not intended to be indicative of actual results had the transactions occurred as of the dates indicated above or of results which may be attained in the future.

                  PRO FORMA CONDENSED COMBINING BALANCE SHEET

                                           AS OF MARCH 31, 1996
                                              (IN THOUSANDS)
                                                                                 PRO FORMA
                                                                         --------------------------
                                                  SDI          RSA       ADJUSTMENTS       COMBINED
                                                --------     -------     -----------       --------
Current Assets:
  Cash and equivalents........................  $ 17,655     $ 3,703                       $ 21,358
  Marketable securities.......................    73,532      15,060                         88,592
  Accounts receivable -- net..................     7,241         829                          8,070
  Inventory...................................     1,322          --                          1,322
  Prepaid expenses and other..................     1,626         597                          2,223
  Deferred taxes..............................       501          --                            501
                                                --------     -------       -------         --------
          Total current assets................   101,877      20,189                        122,066
                                                --------     -------       -------         --------
Property and Equipment -- net.................     2,723         390                          3,113
Other Assets:
  Investments.................................       686         371                          1,057
  Purchased technology and capitalized
     software.................................       174         244                            418
  Deferred taxes..............................       239         185                            424
  Other assets................................       150         126                            276
                                                --------     -------       -------         --------
          Total other assets..................     1,249         926                          2,175
                                                --------     -------       -------         --------
          Total...............................  $105,849     $21,505       $    --         $127,354
                                                ========     =======       =======         ========
Current Liabilities:
  Accounts payable............................  $  2,194     $ 1,815                       $  4,009
  Accrued payroll and related benefits........     1,615         358                          1,973
  Accrued expenses and other..................       801         561       $ 6,075 (1)        7,437
  Income taxes payable and deferred...........     1,665       5,540          (700)(1)        6,505
  Deferred revenue............................     1,691       1,641                          3,332
                                                --------     -------       -------         --------
          Total current liabilities...........     7,966       9,915         5,375           23,256
  Other.......................................        --          62                             62
                                                --------     -------       -------         --------
          Total liabilities...................     7,966       9,977         5,375           23,318
                                                --------     -------       -------         --------
Stockholders' Equity:
  Convertible preferred stock; 2,500,000
     shares authorized and 1,490,284 shares
     issued and outstanding for RSA...........        --       2,502        (2,502)(2)           --
  Common stock; 30,000,000 shares authorized,
     13,558,018 shares issued and 13,557,870
     shares outstanding for SDI; 7,000,000
     shares authorized and 2,528,633 shares
     issued and outstanding for RSA;
     30,000,000 shares authorized, 16,895,969
     shares issued and 16,895,821 shares
     outstanding on a pro forma basis.........       136       1,141        (1,108)(2)          169
  Additional paid-in capital..................    91,321          --         3,610 (2)       94,931
  Notes receivable from stockholders..........        --          (6)                            (6)
  Retained earnings (deficit).................     6,494        (951)       (5,375)(1)          168
  Deferred compensation.......................      (150)         --                           (150)
  Cumulative translation adjustment...........        (8)         (1)                            (9)
  Unrealized gain on marketable
     securities -- net........................        90       8,843                          8,933
                                                --------     -------       -------         --------
     Total stockholders' equity...............    97,883      11,528        (5,375)         104,036
                                                --------     -------       -------         --------
                                                $105,849     $21,505       $    --         $127,354
                                                ========     =======       =======         ========

        See Notes to Pro Forma Condensed Combining Financial Statements.

             PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS

                             FOR THE THREE MONTHS ENDED MARCH 31, 1996
                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                                       PRO FORMA
                                                                  SDI        RSA       COMBINED
                                                                -------     ------     ---------
Revenue.......................................................  $12,170     $2,692      $14,862
Cost of revenue...............................................    2,912        602        3,514
                                                                -------     ------      -------
Gross profit..................................................    9,258      2,090       11,348
                                                                -------     ------      -------
Costs and expenses:
  Research and development....................................    1,488        557        2,045
  Marketing and selling.......................................    3,570        870        4,440
  General and administrative..................................    1,410      1,318        2,728
                                                                -------     ------      -------
          Total...............................................    6,468      2,745        9,213
                                                                -------     ------      -------
Income (loss) from operations.................................    2,790       (655)       2,135
Interest income, net..........................................    1,227         33        1,260
Other income (loss)...........................................                   9            9
                                                                -------     ------      -------
Income (loss) before provision for income taxes...............    4,017       (613)       3,404
Provision (benefit) for income taxes..........................    1,466       (230)       1,236
                                                                -------     ------      -------
Net income (loss).............................................  $ 2,551     $ (383)     $ 2,168
                                                                =======     ======      =======
Net income (loss) per share...................................  $   .18     $ (.15)     $   .12
                                                                =======     ======      =======
Weighted average number of common stock and common stock
  equivalent shares outstanding...............................   14,302      2,526       18,137
                                                                =======     ======      =======

        See Notes to Pro Forma Condensed Combining Financial Statements.

             PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS

                               FOR THE YEAR ENDED DECEMBER 31, 1995
                              (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                                       PRO FORMA
                                                                 SDI         RSA       COMBINED
                                                               -------     -------     ---------
Revenue......................................................  $33,804     $11,600      $45,404
Cost of revenue..............................................    7,235       1,272        8,507
                                                               -------     -------      -------
Gross profit.................................................   26,569      10,328       36,897
                                                               -------     -------      -------
Costs and expenses:
  Research and development...................................    4,048       1,679        5,727
  Marketing and selling......................................   11,059       2,112       13,171
  General and administrative.................................    3,710       6,160        9,870
                                                               -------     -------      -------
          Total..............................................   18,817       9,951       28,768
                                                               -------     -------      -------
Income from operations.......................................    7,752         377        8,129
Interest income, net.........................................    1,699          56        1,755
Other income (loss)..........................................                  (20)         (20)
                                                               -------     -------      -------
Income before provision for income taxes.....................    9,451         413        9,864
Provision (benefit) for income taxes.........................    3,639        (537)       3,102
                                                               -------     -------      -------
Net income...................................................  $ 5,812     $   950      $ 6,762
                                                               =======     =======      =======
Net income per share.........................................  $   .46     $   .23      $   .42
                                                               =======     =======      =======
Weighted average number of common stock and common stock
  equivalent shares outstanding..............................   12,682       4,070       16,062
                                                               =======     =======      =======

        See Notes to Pro Forma Condensed Combining Financial Statements.

             PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS

                             FOR THE YEAR ENDED DECEMBER 31, 1994
                            (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                       PRO FORMA
                                                                 SDI         RSA       COMBINED
                                                               -------     -------     ---------
Revenue......................................................  $17,572     $ 3,077      $20,649
Cost of revenue..............................................    3,873         733        4,606
                                                               -------     -------      -------
Gross profit.................................................   13,699       2,344       16,043
                                                               -------     -------      -------
Costs and expenses:
  Research and development...................................    2,226       1,035        3,261
  Marketing and selling......................................    6,382       1,752        8,134
  General and administrative.................................    1,636       1,431        3,067
                                                               -------     -------      -------
          Total..............................................   10,244       4,218       14,462
                                                               -------     -------      -------
Income (loss) from operations................................    3,455      (1,874)       1,581
Interest income, net.........................................      105          10          115
Other income (loss)..........................................                   97           97
                                                               -------     -------      -------
Income (loss) before provision for income taxes..............    3,560      (1,767)       1,793
Provision (benefit) for income taxes.........................    1,245         (40)       1,205
                                                               -------     -------      -------
Net income (loss)............................................  $ 2,315     $(1,727)     $   588
                                                               =======     =======      =======
Net income (loss) per share..................................  $   .25     $  (.80)     $   .05
                                                               =======     =======      =======
Weighted average number of common stock and common stock
  equivalent shares outstanding..............................    9,080       2,165       11,833
                                                               =======     =======      =======

        See Notes to Pro Forma Condensed Combining Financial Statements.

             PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS

                              FOR THE YEAR ENDED DECEMBER 31, 1993
                             (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                       PRO FORMA
                                                                  SDI        RSA       COMBINED
                                                                -------     ------     ---------
Revenue.......................................................  $12,110     $3,002      $15,112
Cost of revenue...............................................    2,738        844        3,582
                                                                -------     ------      -------
Gross profit..................................................    9,372      2,158       11,530
                                                                -------     ------      -------
Costs and expenses:
  Research and development....................................    1,619        587        2,206
  Marketing and selling.......................................    4,000      1,023        5,023
  General and administrative..................................    1,217        758        1,975
                                                                -------     ------      -------
          Total...............................................    6,836      2,368        9,204
                                                                -------     ------      -------
Income (loss) from operations.................................    2,536       (210)       2,326
Interest income, net..........................................       37         17           54
Other income (loss)...........................................                  67           67
                                                                -------     ------      -------
Income (loss) before provision for income taxes and cumulative
  effect of change in accounting..............................    2,573       (126)       2,447
Provision (benefit) for income taxes..........................      900        (11)         889
                                                                -------     ------      -------
Income (loss) before cumulative effect of change in
  accounting..................................................  $ 1,673     $ (115)     $ 1,558
                                                                =======     ======      =======
Net income (loss) per share before cumulative effect of
  accounting change...........................................  $   .19     $ (.05)     $   .13
                                                                =======     ======      =======
Weighted average number of common stock and common stock
  equivalent shares outstanding...............................    9,010      2,147       11,725
                                                                =======     ======      =======

        See Notes to Pro Forma Condensed Combining Financial Statements.

                    SECURITY DYNAMICS TECHNOLOGIES, INC. AND
                            RSA DATA SECURITY, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINING FINANCIAL STATEMENTS

     1. The Pro Forma Condensed Combining Financial Statements are presented for illustrative purposes only and do not give effect to any synergies which are expected to occur due to the integration of SDI's and RSA's operations. Additionally, the Pro Forma Condensed Combining Statements of Operations exclude the nonrecurring costs of the Merger, which are estimated at $6.1 million ($5.4 million, net of related tax effects) for investment banking, legal and accounting fees and costs associated with combining the operations of the two companies. The nonrecurring cost estimate is a preliminary estimate only, although it is not likely that material additional costs will be incurred. The nonrecurring expenses will be charged to operations upon consummation of the Merger. The Pro Forma Condensed Combining Balance Sheet includes the effect of recording these costs. The Pro Forma Condensed Combining Financial Statements assume the Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code.

     2. Stockholders' equity as of March 31, 1996 has been adjusted to reflect the issuance of 3,337,952 shares of SDI Common Stock in exchange for all of the issued and outstanding shares of RSA Stock. The Pro Forma Condensed Combining Financial Statements do not reflect the exercise of outstanding stock options.

     3. The pro forma combined net income per share is based on the combined weighted average number of common and common equivalent shares, after adjusting RSA's weighted average number of common shares outstanding and dilutive common share equivalents for the conversion into SDI Common Stock at a conversion ratio of 0.83056. Common share equivalents consist of convertible preferred stock and common stock issuable upon the exercise of outstanding options.

     4. There are no intercompany transactions or balances included in the Pro Forma Condensed Combining Financial Statements and no adjustments required to conform the accounting policies of SDI and RSA. Certain RSA amounts have been reclassified to conform to the SDI presentation.

     5. Both SDI and RSA adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes ("SFAS No. 109"), effective in the first quarter of 1993. Pursuant to rules and regulations of the Commission, the Pro Forma Condensed Combining Statements of Operations for the year ended December 31, 1993 do not reflect the cumulative effect of the adoption of SFAS No. 109.